Exhibit 23.5




VoIP, Inc.
12330 SW 53rd Street, Suite 712
Fort Lauderdale, Florida 33330

To Whom It May Concern:

I hereby consent to the references to me as a prospective director of VoIP, Inc. in the Amendment No. 1 to Form SB-2 registration statement filed by VoIP, Inc. with the Securities and Exchange Commission, file number 333-127522.


/s/ B. Michael Adler                                    10-07-2005
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B. Michael Adler                                        Date